UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 26, 2020

MONAKER GROUP, INC.

(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-38402	26-3509845
(Commission File Number)	(I.R.S. Employer Identification No.)

2893 Executive Park Drive, Suite 201

Weston, Florida 33331

(Address of principal executive offices zip code)

(954) 888-9779

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 Par Value Per Share	MKGI	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 4, 2019, on October 29, 2019, Monaker Group, Inc. (the “Company”, “we” and “us”), borrowed $171,500 ($175,000 less a 2% original issuance discount) from two directors and entered into promissory notes with such directors, in the amount of $150,000 and $25,000, with Robert J. Mendola, Jr. and Pasquale LaVecchia, respectively (the “Director Notes”).

The amounts borrowed under the Director Notes accrue interest at the rate of 12% per annum (18% upon the occurrence of an event of default). The Director Notes contain standard and customary events of default.

As previously reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 9, 2019, on December 9, 2019, the Company entered into an Amended and Restated Promissory Note with the Donald P. Monaco Insurance Trust, of which Donald P. Monaco is the trustee and the Chairman of the Board of Directors of the Company (the “Monaco Trust”), in the amount of up to $2,700,000 (the “Revolving Monaco Trust Note”).

The amount owed pursuant to the Revolving Monaco Trust Note accrues interest at the rate of 12% per annum (18% upon the occurrence of an event of default). The Revolving Monaco Trust Note contains standard and customary events of default.

On January 29, 2020, as reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission on January 31, 2020, the Company entered into first amendments to the Director Notes and Revolving Trust Note with the directors and the Monaco Trust, respectively, to extend the maturity date of such notes from February 1, 2020 to April 1, 2020 (the “First Note Amendments”). No other changes were made to such notes as a result of such amendments.

On March 27, 2020, the Company entered into second amendments to the Director Notes and Revolving Trust Note with the directors and the Monaco Trust, respectively, to extend the maturity date of such Director Notes to June 1, 2020 and such Revolving Monaco Trust Note to December 1, 2020 (the “Second Note Amendments”). No other changes were made to such notes as a result of such amendments.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 above regarding the Second Note Amendments is incorporated by reference in this Item 2.03 in its entirety.

On March 26, 2020, the Company borrowed an additional $75,000 from the Monaco Trust pursuant to the terms of the Revolving Monaco Trust Note.

As of the date of this report, the Revolving Monaco Trust Note has a balance of $1,575,000 (including $75,000 borrowed on March 26, 2020) and the amount remaining under the note of $1,125,000, can be accessed by the Company on a revolving basis, at any time, prior to the maturity date of the note, with the approval of the Monaco Trust.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	$2,700,000 Amended and Restated Promissory Note dated December 9, 2019, entered into by Monaker Group, Inc. and the Donald P. Monaco Insurance Trust (filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on December 9, 2019, and incorporated herein by reference)(File No. 001-38402)
10.2	First Amendment to Amended and Restated Promissory Note dated January 29, 2020, by and between Monaker Group, Inc. and the Donald P. Monaco Insurance Trust (Filed as Exhibit 10.2 to the Current Report Filed on Form 8-K with the Securities and Exchange Commission on January 31, 2020, and incorporated herein by reference)(File No. 001-38402)
10.3*	Second Amendment to Amended and Restated Promissory Note dated March 27, 2020, by and between Monaker Group, Inc. and the Donald P. Monaco Insurance Trust
10.4	$25,000 Promissory Note dated October 29, 2019, entered into by Monaker Group, Inc. in favor of Pasquale LaVecchia (filed as Exhibit 10.4 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on November 4, 2019, and incorporated herein by reference)(File No. 001-38402)
10.5	First Amendment to Promissory Note ($25,000) dated January 29, 2020, by and between Monaker Group, Inc. and Pasquale LaVecchia (Filed as Exhibit 10.4 to the Current Report Filed on Form 8-K with the Securities and Exchange Commission on January 31, 2020, and incorporated herein by reference)(File No. 001-38402)
10.6*	Second Amendment to Amended and Restated Promissory Note dated March 27, 2020, by and between Monaker Group, Inc. and Pasquale LaVecchia
10.7	$150,000 Promissory Note dated October 29, 2019, entered into by Monaker Group, Inc. in favor of Robert J. Mendola, Jr. (filed as Exhibit 10.5 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on November 4, 2019, and incorporated herein by reference)(File No. 001-38402)
10.8	First Amendment to Promissory Note ($150,000) dated January 29, 2020, by and between Monaker Group, Inc. and Robert J. Mendola, Jr. (Filed as Exhibit 10.6 to the Current Report Filed on Form 8-K with the Securities and Exchange Commission on January 31, 2020, and incorporated herein by reference)(File No. 001-38402)
10.9*	Second Amendment to Promissory Note ($150,000) dated March 27, 2020, by and between Monaker Group, Inc. and Robert J. Mendola, Jr.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONAKER GROUP, INC.

Date: March 30, 2020	By:	/s/ William Kerby
		Name:	William Kerby
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	$2,700,000 Amended and Restated Promissory Note dated December 9, 2019, entered into by Monaker Group, Inc. and the Donald P. Monaco Insurance Trust (filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on December 9, 2019, and incorporated herein by reference)(File No. 001-38402)
10.2	First Amendment to Amended and Restated Promissory Note dated January 29, 2020, by and between Monaker Group, Inc. and the Donald P. Monaco Insurance Trust (Filed as Exhibit 10.2 to the Current Report Filed on Form 8-K with the Securities and Exchange Commission on January 31, 2020, and incorporated herein by reference)(File No. 001-38402)
10.3*	Second Amendment to Amended and Restated Promissory Note dated March 27, 2020, by and between Monaker Group, Inc. and the Donald P. Monaco Insurance Trust
10.4	$25,000 Promissory Note dated October 29, 2019, entered into by Monaker Group, Inc. in favor of Pasquale LaVecchia (filed as Exhibit 10.4 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on November 4, 2019, and incorporated herein by reference)(File No. 001-38402)
10.5	First Amendment to Promissory Note ($25,000) dated January 29, 2020, by and between Monaker Group, Inc. and Pasquale LaVecchia (Filed as Exhibit 10.4 to the Current Report Filed on Form 8-K with the Securities and Exchange Commission on January 31, 2020, and incorporated herein by reference)(File No. 001-38402)
10.6*	Second Amendment to Promissory Note ($25,000) dated March 27, 2020, by and between Monaker Group, Inc. and Pasquale LaVecchia
10.7	$150,000 Promissory Note dated October 29, 2019, entered into by Monaker Group, Inc. in favor of Robert J. Mendola, Jr. (filed as Exhibit 10.5 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on November 4, 2019, and incorporated herein by reference)(File No. 001-38402)
10.8	First Amendment to Promissory Note ($150,000) dated January 29, 2020, by and between Monaker Group, Inc. and Robert J. Mendola, Jr. (Filed as Exhibit 10.6 to the Current Report Filed on Form 8-K with the Securities and Exchange Commission on January 31, 2020, and incorporated herein by reference)(File No. 001-38402)
10.9*	Second Amendment to Promissory Note ($150,000) dated March 27, 2020, by and between Monaker Group, Inc. and Robert J. Mendola, Jr.

* Filed herewith.